      HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      [LOGO OF HSBC ASSET MANAGEMENT AMERICAS INC. APPEARS HERE]
--------------------------------------------------------------------------------

      International Equity Fund
     ------------------------------------------------------------------

January 31, 2000

Dear Shareholder:

Executive Summary and Equity Strategy
-------------------------------------

The MSCI-EAFE index* had a remarkably strong second half of 1999 rising by 22.12% in US dollar terms. Returns were dominated once more by the Japanese and Scandinavian equity markets where there were rises of greater than 30% and 50% respectively. Currencies continued in the same direction as was seen in the first half of the year with the yen showing significant strength. It rose by over 18% against the U.S. dollar in the six months ending December 1999. Although not included within the EAFE universe, emerging markets continued to improve both economically and at the equity market level. The recovery in these smaller economies has been spectacular reflecting the solid state of the world economy and their oversold status in 1998.

Polarization of returns was not only evident at the market and currency levels but at the stock level as well. The trend towards greater market breadth seen in the second quarter was completely reversed with two sectors dominating the return picture. Technology and Telecommunications accounted for the lions share of the local market performance, made all the more remarkable by the beginnings of an uptick in the interest rate cycle. Present narrowness of focus is even more extreme than that witnessed in 1998.

Against this backdrop performance lagged the index in the second half of the year. It was adversely affected in all three attributes of international performance. Our underweight position in the Yen negatively impacted currency selection and at the market level the strength of the Scandinavian markets, where we have zero exposure, adversely impacted the Fund. The focus on the growth sectors of technology and telecommunications at the expense of value (where we are overweight) impacted stock selection adversely.

In 1999, investors focused a lot of energy on the good news coming out of
Japan: nascent signs of economic recovery and tantalizing forays into corporate restructuring. While we acknowledge the progress of the past eighteen months, the pace of change is still very slow, the economic recovery fragile, and most companies continue to destroy shareholder value. Stock valuations do not generally reflect this reality.

The single minded focus of investors, strong economic growth and low inflation has left large sections of the international stock markets offering even better value than twelve months ago. Last year, prices of 70% of the stocks in the S&P 500 actually fell, while in Japan, one of the strongest world markets, almost 60% of the First Section companies offered negative returns.

Our broad portfolio focus remains unchanged. The portfolio is significantly overweight in the "Anglo-Saxon' markets of the United Kingdom, Australia and New Zealand. All three are beneficiaries of rising commodity prices, even the UK is a net oil exporter. We retain a significant position in continental Europe where we like Spain, and the Netherlands in particular.
------
*The MSCI-EAFE Index is an unmanaged index generally representative of emerging market securities.

When a currency is very overvalued we will consider hedging the fund's exposure back into U.S. dollars for defensive purposes. Most currencies offer fair value versus the U.S. dollar and therefore there are no currency hedges in place at the present time.

We continue to focus on identifying long term value for the Funds investors. Excellent opportunities abound at the stock level in international markets despite their strength in the second half of 1999.

Economic Outlook
----------------
US demand growth is fast, money supply soaring and unemployment rock bottom, but inflation is still low. Some of that demand is leaking out of the safety valve of a huge balance of payments deficit. In Q3 it was already $1 billion a day, and with a record October trade deficit of $26 billion, Q4 was worse. Yet the Fed is still dragging its feet on interest rates. Yes, inflation is still low, but it is dangerous to ignore tight labor markets, low savings and the need to rely on foreign capital. December's standstill on interest rates reflected misplaced Y2K concerns. Early in January, Mr. Greenspan was re-appointed chairman for another four years. This clears the decks for rate rises, and the Fed may have to be less gradualist if it wants to cool the economy within a reasonable period. Another symptom of the final phase of the U.S. boom will probably be a fall in the value of U.S. assets, coming from a fall in domestic profits and stock valuations, and internationally from a fall in the value of the dollar.

World growth will probably be quite strong in 2000. While the US will remain on a high, growth is improving in Europe, especially in the euro zone. The cheaper euro is generating a sharp rise in export demand, and industrial confidence is strong. Growth is concentrated in France, Italy and Spain, while Germany is less bouncy. Possibly, the DM was locked in to the euro a little too high. Despite a weak Q3, Japan is more stable now, and the rest of Asia is strong. Australia will be boosted by the Olympics in 2000, and also by stronger prices for soft commodities, which would also help New Zealand. In all, there may be fewer black spots on world growth this year. Inflation is still very much under control everywhere. Wage pressures remain subdued by global competition, and by continued low inflation expectations.

Political Outlook
-----------------

China has joined the World Trade Organization; unthinkable not so long ago. In time, China's signing up to free trade and free markets may be seen as a keynote of the last year of the old millennium. However, the WTO has problems. As boring old GATT (General Agreement on Tariffs and Trade), it could quietly get on with the nitty-gritty of trade talks, out of the political glare. December's Seattle meeting may have changed that. The meeting was badly run by the U.S., allowing the WTO to be seen as pro big business and anti-environment. There may be serious long-term damage. GATT has made a huge contribution to the prosperity of the last 50 years and been given little credit for it.

Did president Yeltsin think he needed to secure a place in history by quitting on the last day of 1999? The timing was useful in dramatizing the event for Russians and maybe the world too. Acting president Putin looks to be the most likely successor. In view of the Chechen war, it is encouraging that no extremist looks a likely winner.

In Europe, an important political process has begun with the listing of countries suitable to apply to join the EU. Turkey is there, but unlikely to get in. It is too poor, too big, too embarrassing and has a big dispute with Greece. The process will be delicate, for it implies separating Eastern Europe away from Russia. There will be investment opportunities as their capital markets develop and perhaps converge toward western valuation levels.

A little unexpectedly, New Zealand elected a more leftist government. Its slim majority means the new parliament may not run a full term. Public spending may rise somewhat, but no great change in monetary policy is expected.

Currency Outlook
----------------

Over the whole of 1999, the dollar averaged a rise of 4%. It is hard to believe that this perception of the dollar will stay around much longer. Its huge payments deficit means that the US is dependent on foreign capital. Take away that large capital inflow, and the dollar has to fall. The euro, where there is a big surplus, should be one beneficiary, and by now the fall in the euro looks overdone. Japan has a big surplus too, but the authorities there will not be happy to see a large rise in the yen, which would threaten recovery. Canada, Australia and New Zealand are at very competitive levels, so they should also benefit from dollar weakness. During 2000, currency trends should run in favor of the dollar based bond investor.

Fixed Income Outlook
--------------------

This year markets should retrace many of the trends of 1999. Japan offers even worse real value now, so it would be a surprise if it were again the star. Its economy is picking up, so zero interest rates and public sector debt ballooning over 100% of GNP both point to an inflation risk, and we do not expect the yen to rise, as it would undermine Japan's recovery. Europe has a strong balance of payments, the economy is livelier, and the European Central Bank hawkish. Inflation is low, so both bonds and the euro itself should do relatively well. In contrast, the strategic position of dollar bonds is weak. The Fed has let the US boom run too long and too fast. The result has been a big hole in the balance of payments and almost certainly faster inflation on the way.

Best returns for dollar investors are likely to be found outside the US, with the euro zone and the non-US dollars also offering attractive real value. Another consideration is that, while global bonds may not promise huge returns, they do offer less risk than is apparent in some other sectors.

Sincerely,

/s/ C. Gillmore

Clive Gillmore
Regional Research Director, Equities
Delaware International Advisers Ltd.

--------
The views expressed in this letter reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions. Past performance is no guarantee of future results.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 INTERNATIONAL EQUITY FUND VS. MSCI-EAFE INDEX

                              [LINE CHART HERE]
                     International         International
                      Equity Fund-          Equity Fund-
                       Class A                Class A         MSCI-EAFE
                     (without load)         (with load)         Index
DEC 1993                 10000                 9497              10000
DEC 1994                  9550                 9069              10008
DEC 1995                  9970                 9468              11164
DEC 1996                 10600                10066              11874
DEC 1997                 10382                 9860              12118
DEC 1998                 11557                10975              14582
DEC 1999                 13853                13156              18563
                             [CHART APPEARS HERE]


The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Includes the maximum sales charge of 5.00%
(2) Excludes the maximum sales charge of 5.00%

The above illustration compares a $10,000 investment in the International Equity Fund, Class A shares, on April 25, 1994 (date of inception) to a $10,000 investment in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI-EAFE) Index on that date. All dividends and capital gain distributions are reinvested. Please refer to the box above for returns on Institutional Class shares, which have been offered since March 1, 1995.

The Fund's performance reflects the waiver and reimbursement of a portion of the Fund's fees. Without waiver and reimbursement the performance for the period would have been lower. The MSCI-EAFE Index is a broad based capitalization weighted unmanaged index that represents the general performance of over 1,000 companies of the European, Australian and Far Eastern equity markets. The index is widely accepted and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

An investor can not invest directly in an index.

International investing involves increased risks and volatility.

Board of Trustees

WOLF J. FRANKL          Former Director, North America, Berlin Economic
                        Development Corporation

JEFFREY J. HASS         Professor of Law, New York Law School

RICHARD J. LOOS         Former Managing Director, HSBC Asset Management
                        Americas, Inc.

CLIFTON H.W. MALONEY    President, C.H.W. Maloney & Co. Incorporated

JOHN C. MEDITZ          President, Horizon Asset Management, Inc.

HARALD PAUMGARTEN       Managing Director, Heritage Capital Corp.

JOHN P. PFANN           Former Senior Vice President and Treasurer, ITT

ROBERT A. ROBINSON      Trustee, Henrietta and B. Frederick H. Bugher
                        Foundation

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


ERIC F. ALMQUIST        Senior Vice President


ANTHONY J. FISCHER      Vice President


CHARLES L. BOOTH        Vice President


JOEL B. ENGLE           Treasurer


STEVEN R. HOWARD        Secretary


ALAINA V. METZ          Assistant Secretary


ROBERT L. TUCH          Assistant Secretary

Schedule of Portfolio Investments as of December 31, 1999

                           INTERNATIONAL EQUITY FUND

         Country/                                                          Percent of
         Industry          Shares          Security           Market Value Net Assets
-------------------------------------------------------------------------------------
 EQUITIES
 AUSTRALIA
 ---------
                                   National Australia Bank
  Banking                  135,550  Ltd....................   $ 2,066,327      3.0%
                                                              -----------     ----
  Brewery                  631,000 Fosters Brewing Group...     1,804,074      2.6
                                                              -----------     ----
  Building Materials       615,900 CSR Ltd.................     1,490,924      2.1
                                                              -----------     ----
  Industrial Goods &
   Services                321,000 Amcor Ltd...............     1,498,242      2.2
                           121,173 Orica Ltd...............       650,868      0.9
                                                              -----------     ----
                                                                2,149,110      3.1
                                                              -----------     ----
                                   Total Australia.........     7,510,435     10.8
                                                              -----------     ----
 BELGIUM
 -------
  Oil Co. - Integrated       3,220 Electrabel SA...........     1,054,715      1.5
                                                              -----------     ----
 FRANCE
 ------
  Banking                    5,500 Societe Generale........     1,280,474      1.8
                                                              -----------     ----
  Industrial Goods &               Compagnie de Saint
   Services                  7,268  Gobain.................     1,367,588      2.0
                                                              -----------     ----
  Oil & Gas Exploration,
   Production, & Services        9 Elf Aquitane SA.........         1,388      0.0
                                                              -----------     ----
  Oil Co. - Integrated      11,533 Total SA, Class B.......     1,540,118      2.2
                                                              -----------     ----
  Telecommunication -
   Services & Equipment      7,100 Alcatel Alsthom.........     1,631,507      2.4
                                                              -----------     ----
                                   Total France............     5,821,075      8.4
                                                              -----------     ----
 GERMANY
 -------
                                   Bayerische Vereinsbank
  Banking                   30,293  AG.....................     2,069,989      3.0
                                                              -----------     ----
  Chemicals                 49,000 Bayer AG................     2,321,079      3.3
                                                              -----------     ----
  Industrial Goods &
   Services                 15,250 Siemens AG..............     1,941,195      2.8
                                                              -----------     ----
  Oil Co. - Integrated      43,980 RWE AG..................     1,724,252      2.5
                                                              -----------     ----
                                   Total Germany...........     8,056,515     11.6
                                                              -----------     ----

                           INTERNATIONAL EQUITY FUND

         Country/                                                          Percent of
         Industry          Shares          Security           Market Value Net Assets
-------------------------------------------------------------------------------------
 EQUITIES (continued)
 HONG KONG
 ---------
  Diversified              385,485 Wharf Holdings..........   $   894,995      1.3%
                                                              -----------     ----
                                   Hong Kong Electric
  Electric Utility         265,000  Holdings...............       828,301      1.2
                                                              -----------     ----
                                   Total Hong Kong.........     1,723,296      2.5
                                                              -----------     ----
 JAPAN
 -----
  Electrical & Electronics 178,000 Hitachi Ltd.............     2,852,453      4.2
                                   Matsushita Electric
                            68,000  Industrial Co..........     1,880,399      2.7
                                                              -----------     ----
                                                                4,732,852      6.9
                                                              -----------     ----
  Insurance                 65,000 Nichido Fire & Marine
                                    Insurance Co., Ltd.....       373,461      0.5
                                                              -----------     ----
  Office Equipment &
   Supplies                 60,000 Canon Inc...............     2,380,301      3.5
                                                              -----------     ----
  Pharmaceuticals           66,000 Eisai Co., Ltd..........     1,267,246      1.8
                                                              -----------     ----
  Transportation               360 West Japan Railway Co...     1,273,402      1.8
                                                              -----------     ----
                                   Total Japan.............    10,027,262     14.5
                                                              -----------     ----
 NETHERLANDS
 -----------
  Banking                   28,877 ING Groep NV............     1,744,475      2.5
                                                              -----------     ----
  Broadcasting &
   Publishing              173,200 Elsevier................     2,070,277      3.0
                                                              -----------     ----
                                   Royal Dutch Petroleum
  Oil Co. - Integrated      37,399  Co.....................     2,293,594      3.3
                                                              -----------     ----
                                   Total Netherlands.......     6,108,346      8.8
                                                              -----------     ----
 NEW ZEALAND
 -----------
                                   Carter Holt Harvey
  Paper & Related Products 487,000  Ltd....................       634,622      0.9
                                                              -----------     ----
                                   Telecom Corp. of New
  Telecommunications       310,000  Zealand Ltd............     1,454,288      2.1
                                                              -----------     ----
                                   Total New Zealand.......     2,088,910      3.0
                                                              -----------     ----
 SINGAPORE
 ---------
                                   Jardine Matheson
  Retail                   151,000  Holdings Ltd...........       594,940      0.9
                                                              -----------     ----

                           INTERNATIONAL EQUITY FUND

         Country/                                                          Percent of
         Industry          Shares          Security           Market Value Net Assets
-------------------------------------------------------------------------------------
 EQUITIES (continued)
 SOUTH AFRICA
 ------------
  Insurance                563,200 Sanlam Ltd..............   $   786,925     1.2%
                                                              -----------     ---
  Oil & Gas Exploration,
   Production, & Services   44,000 Sasol Ltd...............       361,007     0.5
                                                              -----------     ---
                                   Total South Africa......     1,147,932     1.7
                                                              -----------     ---
 SPAIN
 -----
                                   Banco Central
  Banking                  122,028  Hispanoamer............     1,382,362     2.0
                                                              -----------     ---
  Electrical & Electronics 121,510 Iberdrola SA............     1,685,103     2.4
                                                              -----------     ---
  Telecommunications        74,859 Telefonica SA...........     1,871,077     2.7
                                                              -----------     ---
                                   Total Spain.............     4,938,542     7.1
                                                              -----------     ---
 UNITED KINGDOM
 --------------
  Brewery                  149,700 Bass PLC................     1,858,082     2.7
                                                              -----------     ---
                                   Blue Circle Industries
  Building Products        273,200  PLC....................     1,563,110     2.2
                           426,300 Taylor Woodrow PLC......       922,613     1.3
                                                              -----------     ---
                                                                2,485,723     3.5
                                                              -----------     ---
  Electric Utility         205,099 PowerGen PLC............     1,461,664     2.1
                                                              -----------     ---
                                   Associated British Foods
  Food Products & Services 108,944  PLC....................       599,568     0.9
                                                              -----------     ---
  Health & Personal Care   157,400 Boots Co. PLC...........     1,535,468     2.2
                            62,723 Glaxo Wellcome PLC......     1,776,869     2.5
                                                              -----------     ---
                                                                3,312,337     4.7
                                                              -----------     ---
  Machinery & Equipment    114,200 GKN PLC.................     1,853,666     2.7
                                                              -----------     ---
  Metals & Mining           48,900 Rio Tinto PLC...........     1,175,198     1.7
                                                              -----------     ---
  Oil & Gas Exploration,
   Production, & Services  303,111 BG Group PLC............     1,942,307     2.8
                                                              -----------     ---
                                   Great Universal Stores
  Retail                   326,480  PLC....................     1,811,267     2.6
                                                              -----------     ---
  Telecommunications       133,400 Cable & Wireless PLC....     2,255,806     3.3
                                                              -----------     ---

                           INTERNATIONAL EQUITY FUND

         Country/                                                          Percent of
         Industry          Shares          Security           Market Value Net Assets
-------------------------------------------------------------------------------------
 EQUITIES (continued)
 UNITED KINGDOM (continued)
 --------------------------
  Transportation           237,500 British Airways PLC.....   $ 1,545,852      2.2%
                                                              -----------    -----
                                   Total United Kingdom....    20,301,470     29.2
                                                              -----------    -----
                                   Total Equities
                                    (Cost - $58,604,261)...    69,373,438    100.0
                                                              -----------    -----
                                   TOTAL (Cost -
                                     $58,604,261)(a).......   $69,373,438    100.0%
                                                              ===========    =====

--------
Percentages are based on market value of investments of $69,373,438.

(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax purposes of $23,077. Cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.......................................... $15,210,881
  Unrealized depreciation..........................................  (4,464,781)
                                                                    -----------
  Net unrealized appreciation...................................... $10,746,100
                                                                    ===========

(b) Represents non-income producing security.

AG - Aktiengesellschaft (German stock company)
NV - Naamloze Vennootschap (Dutch corporation)
PLC - Public Limited Company
SA - Societe Anonyme (French corporation)

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 1999

                            INTERNATIONAL EQUITY FUND
ASSETS:
 Investments in securities, at value (cost $58,604,261)............  $69,373,438
 Cash..............................................................      660,976
 Interest and dividends receivable.................................      287,283
 Receivable for capital shares sold................................       55,154
 Foreign tax reclaims receivable...................................       75,872
 Prepaid expenses..................................................        9,641
                                                                     -----------
Total Assets.......................................................   70,462,364
                                                                     -----------
LIABILITIES:
 Payable for capital shares redeemed...............................          608
 Accrued expenses and other payables:
  Investment advisory fee..........................................       32,301
  Administration fee...............................................        5,952
  Audit Fees.......................................................       20,879
  Custodian Fees...................................................       26,793
  Transfer agent fees..............................................       12,878
  Other............................................................       54,012
                                                                     -----------
Total Liabilities..................................................      153,423
                                                                     -----------
Net Assets.........................................................  $70,308,941
                                                                     ===========
COMPUTATION OF NET ASSET VALUE:
 Net Assets:
  Institutional Class..............................................  $70,059,552
  Class A..........................................................      249,389
                                                                     -----------
  Total............................................................  $70,308,941
                                                                     ===========
 Shares of beneficial interest issued and outstanding:
  ($0.001 par value per share, unlimited number of shares
   authorized)
  Institutional Class..............................................    5,576,162
  Class A..........................................................       19,851
                                                                     -----------
  Total............................................................    5,596,013
                                                                     ===========
 Net Asset Value:
  Institutional Class--offering and redemption price per share.....  $     12.56
                                                                     ===========
  Class A--redemption price per share..............................  $     12.56
  Maximum sales charge.............................................         5.00%
  Maximum offering price (Class A) (Net asset value of Class A /
   (100% - Maximum sales charge))..................................  $     13.22
                                                                     ===========
COMPOSITION OF NET ASSETS:
 Paid-in capital...................................................  $57,530,269
 Accumulated undistributed net realized gains from investment and
  foreign currency transactions....................................    2,006,744
 Net unrealized appreciation from investments and translation of
  assets and liabilities denominated in foreign currencies.........   10,771,928
                                                                     -----------
Net Assets.........................................................  $70,308,941
                                                                     ===========

See Notes to Financial Statements.

Statement of Operations
For the year ended December 31, 1999

                           INTERNATIONAL EQUITY FUND

INVESTMENT INCOME:
 Dividends (net of foreign withholding tax of $153,732)............ $ 1,843,913
                                                                    -----------
Total Income.......................................................   1,843,913
                                                                    -----------
EXPENSES:
 Investment Advisory fees..........................................     586,022
 Administration fees...............................................      97,671
 Co-administration and shareholder servicing fees..................      45,589
 Service organization fees (Class A)...............................          96
 Distribution fees (Class A )......................................         263
 Legal fees........................................................      66,569
 Printing costs....................................................      59,286
 Transfer agent fees...............................................      25,989
 Other expenses....................................................      75,334
                                                                    -----------
  Total expenses before fee reductions and reimbursements..........     956,819
  Fee reductions and reimbursement of expenses.....................    (304,075)
                                                                    -----------
Net Expenses.......................................................     652,744
                                                                    -----------
Net Investment Income..............................................   1,191,169
                                                                    -----------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS AND FOREIGN
 CURRENCIES:
 Net realized gains from investment and foreign currency
  transactions.....................................................   7,163,117
 Net change in unrealized appreciation from investments............   3,737,002
                                                                    -----------
 Net Realized/Unrealized Gains from Investments and Foreign
  Currencies.......................................................  10,900,119
                                                                    -----------
Change in Net Assets Resulting from Operations..................... $12,091,288
                                                                    ===========

See Notes to Financial Statements.

Statement of Changes in Net Assets


                                                 International Equity Fund
                                             ----------------------------------
                                                  For the          For the
                                                year ended        year ended
                                             December 31, 1999 December 31,1998
                                             ----------------- ----------------
From Investment Activities:
OPERATIONS:
 Net investment income......................    $ 1,191,169      $   531,914
 Net realized gains from investment and
  foreign currency transactions.............      7,163,117        1,450,203
 Net change in unrealized appreciation from
  investments...............................      3,737,002        3,340,139
                                                -----------      -----------
 Change in net assets resulting from
  operations................................     12,091,288        5,322,256
                                                -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Institutional Class
  From net investment income................     (1,118,602)        (529,501)
  In excess of net investment income........       (350,209)         (72,469)
  From net realized gains...................     (4,419,816)        (239,229)
 Class A*
  From net investment income................         (3,639)          (2,400)
  In excess of net investment income........         (1,139)              --
  From net realized gains...................        (14,402)            (951)
                                                -----------      -----------
 Change in net assets from shareholder
  distributions.............................     (5,907,807)        (844,550)
                                                -----------      -----------
 Change in net assets from capital share
  transactions..............................     (1,272,202)      (6,847,414)
                                                -----------      -----------
 Change in Net Assets.......................      4,911,279       (2,369,708)
                                                -----------      -----------
NET ASSETS:
 Beginning of year..........................     65,397,662       67,767,370
                                                -----------      -----------
 End of year................................    $70,308,941      $65,397,662
                                                ===========      ===========

--------
*  Prior to July 1, 1999, Class A was known as the Service Class.

See Notes to Financial Statements.

Notes to Financial Statements


1.Organization

  HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company with multiple investment portfolios. The accompanying financial statements and notes relate only to the International Equity Fund.

  Effective July 1, 1999 the International Equity Fund (herein after as the "Fund") was authorized to issue four classes of shares as follows:
  Institutional, Class A, Class B and Class C. At December 31, 1999, the Fund had not issued any Class B and Class C shares. Class A shares are subject to a sales load as described in the prospectus. Class B and Class C shares are subject to a contingent deferred sales charge at the time of the redemption, as described in the Fund's prospectus. Class A, Class B, and Class C shares bear distribution (12b-1) fees and service organization fees. The Institutional class is not subject to a sales load, or the imposition of service organization or distribution (12b-1) fees. Each class has identical rights and privileges except with respect to the distribution (12b-1) fees paid by Class A, Class B, and Class C shares, the service organization fees paid by each respective class, voting matters affecting a single class of shares and the exchange privileges of each class of shares.

  The Fund's investment objective is to provide investors with long-term capital appreciation by investing at least 65% of its total assets in equity securities (including American and European Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will be invested in equity and debt securities of companies based in the United States and outside of the United States including bonds and money market instruments. The Fund may also use other investment practices to enhance return or to hedge against fluctuations in the value of portfolio securities.

2.Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation: Investments in securities are valued at the last quoted sale price as of the close of business on the day the valuation is made, or if a sale is not reported for that day, at the mean between closing bid and ask prices. Price information for listed securities is taken from the exchange where the securities are primarily traded. Investments in futures and options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges, or if a sale is not reported for that day, at the mean between closing bid and ask prices. Other securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments having maturities of 60 days or less are valued at amortized cost, which approximates market value.

  All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at the bid price of such currencies against the U.S. dollar's last quoted price by a major bank or broker. If such quotations are not available as of the close of the New York Stock Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

  Foreign Currencies: Transactions denominated in foreign currencies are recorded at the prevailing rate of exchange as incurred or earned. Asset and liability accounts are adjusted to reflect the current rate at the end of each day. Such adjustments are recorded in "net unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies". Net realized foreign currency gains or losses include exchange rate differences between trade date and settlement date for security purchases and sales, and between the date the Fund records income, expenses and other assets and liabilities and the date such assets and liabilities are received or paid. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

  The Fund may enter into forward foreign currency exchange contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in "net realized gains or losses from investment and foreign currency transactions." Fluctuations in the value of forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until settlement date.

  The Fund's custodian will place cash or other liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign exchange contracts requiring the Fund to purchase foreign currency of foreign exchange contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

  Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the United States dollar. The face or contract amount, in United States dollars reflects the total exposure the Fund has in that particular currency contract. As of December 31, 1999, the Fund had no outstanding forward foreign currency exchange contracts.

  Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income, and net realized capital gains, if any, to its shareholders. Therefore, no provision is required for federal income tax. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

  Dividends: The Fund intends to declare and pay substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends.

  Dividends are recorded by the Fund on the ex-dividend date. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations that may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of December 31, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital.

                                                             Accumulated Net
                                                           Realized Gains from
                                         Accumulated Net  Investment and Foreign
                                        Investment Income Currency Transactions
                                        ----------------- ----------------------
   International Equity Fund...........     $351,348            ($351,348)

  Security Transactions and Related Income: Security transactions in the Fund are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Securities gains and losses are calculated on the identified cost basis.

  Expense Allocation: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets or another appropriate basis.

3.Portfolio Securities

  Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 were $14,083,486 and $20,998,234, respectively.

4.Related Party Transactions

  The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser for the Fund. HSBC Asset Management Americas Inc. is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Asset Management Americas Inc. furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policies established by the Board of Trustees. As compensation for its services, HSBC Asset Management Americas Inc. accrues daily, and is paid monthly, an advisory fee at an annual rate of 0.90% of the Fund's average daily net assets. For the year ended December 31, 1999, HSBC Asset Management Americas Inc. waived $225,569 in advisory fees.

  HSBC Asset Management Americas, Inc. appointed Delaware International Advisers Ltd. to act as investment sub-adviser pursuant to a Subadvisory Agreement. Under the Subadvisory Agreement, the Subadviser has sole discretion, bonded by the investment policies and restrictions of the Fund as are set forth in the Fund's prospectus, with respect to investments of assets in the Fund. The Subadviser receives compensation from the Investment Adviser equal to an amount based on certain percentages of the Fund's average daily net assets.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership is a subsidiary of The BISYS Group, Inc. BISYS, with whom certain officers of the Trust are affiliated, serves the Trust as distributor, administrator, fund accountant and transfer agent. Such officers are not paid any fees directly by the Fund for serving as officers of the Trust.

  In accordance with the terms of the Management and Administration and Fund Accounting Agreements, BISYS accrues daily, and is paid monthly, a fee equal to an annual rate of 0.15% of the Fund's average daily net assets. BISYS is contractually limiting its Administration fee to 0.10% of the Fund's average net assets. For the year ended December 31, 1999, BISYS waived $32,558 in administrative services fees.

  HSBC Asset Management Americas Inc. earned co-administration and shareholder services assistance fees of up to 0.07% of the Fund's average net assets totaling $45,589 from the Fund for the year ended December 31, 1999, all of which was waived. Effective July 1, 1999, HSBC Asset Management Americas Inc. is no longer charging co-administration and shareholder services assistance fees.

  The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act with respect to Class A shares of the Fund. The Class A Plan provides for a monthly payment by the Fund to BISYS for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% of the Fund's average net assets. The Fund incurred expenses totaling $263 with regard to the Plan for the year ended December 31, 1999, all of which was waived. As distributor, BISYS is entitled to receive commissions on sales of shares of the Fund. For the year ended December 31, 1999, BISYS received $30 from commissions earned on sales of shares of the Fund, all of which was reallowed to affiliated broker/dealers of the Fund.

  With respect to Class B and Class C, the Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Fund to BISYS Fund Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.75% of the average net assets for Class B and Class C shares during the preceding month.

  The Fund may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles recordkeeping and provides certain administration services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.35% of the average value of the Funds' shares held in the subaccounts of the Service Organizations. BISYS Fund Services waived service organization fees for Class A in the amount of $96 during the year ended December 31, 1999.

  A partner of the Trust's legal counsel served as Secretary of the Trust. Paul, Weiss, Rifkind, Wharton and Garrison served as the Trust's legal counsel for the year ended December 31, 1999.

5.Capital Share Transactions

  Transactions in capital shares for the years indicated were as follows:

                            For the year ended        For the year ended
                             December 31, 1999         December 31, 1998
                          ------------------------  ------------------------
                             Amount       Shares       Amount       Shares
                          ------------  ----------  ------------  ----------
Institutional Class
Shares:
 Shares issued........... $ 20,432,876   1,626,249  $ 20,085,592   1,642,226
 Shares reinvested.......           --          --       239,264      20,933
 Shares redeemed.........  (21,671,840) (1,772,526)  (27,092,926) (2,460,775)
                          ------------  ----------  ------------  ----------
Net (decrease)........... $ (1,238,964)   (146,277) $ (6,768,070)   (797,616)
                          ============  ==========  ============  ==========
Class A Shares:
 Shares issued........... $     12,839       1,002  $      3,560         333
 Shares reinvested.......       19,181       1,573         4,310         377
 Shares redeemed.........      (65,258)     (5,478)      (87,214)     (7,824)
                          ------------  ----------  ------------  ----------
Net (decrease)........... $    (33,238)     (2,903) $    (79,344)     (7,114)
                          ============  ==========  ============  ==========
Total Net (decrease)..... $ (1,272,202)   (149,180) $ (6,847,414)   (804,730)
                          ============  ==========  ============  ==========

6.Federal Income Tax Information (Unaudited)

  For the taxable year ended December 31, 1999 the International Equity Fund declared long-term capital gain distributions of $385,744.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Each Year and Period Indicated.

                           INTERNATIONAL EQUITY FUND

                                                         Institutional Class Shares
                         -------------------------------------------------------------------------------------------
                              For the           For the           For the           For the        For the Period
                            Year ended        Year ended        Year ended        Year ended     March 1, 1995(c) to
                         December 31, 1999 December 31, 1998 December 31, 1997 December 31, 1996  December 31, 1995
                         ----------------- ----------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $ 11.38           $ 10.35           $ 10.61           $  9.98            $  8.81
                              -------           -------           -------           -------            -------
Investment Activities
 Net investment income..         0.22              0.08              0.04**           (0.01)             (0.03)
 Net realized and
  unrealized gains from
  investment and foreign
  currency
  transactions..........         2.01              1.09             (0.27)             0.64               1.20
                              -------           -------           -------           -------            -------
Total from Investment
 Activities.............         2.23              1.17             (0.23)             0.63               1.17
                              -------           -------           -------           -------            -------
Distributions
 From net investment
  income................        (0.20)            (0.08)            (0.02)               --                 --
 In excess of net
  investment income.....        (0.06)            (0.02)            (0.01)               --                 --
 From net realized
  gains.................        (0.79)            (0.04)               --                --                 --
                              -------           -------           -------           -------            -------
Total Distributions.....        (1.05)            (0.14)            (0.03)               --                 --
                              -------           -------           -------           -------            -------
Net Asset Value, End of
 Period.................      $ 12.56           $ 11.38           $ 10.35           $ 10.61            $  9.98
                              =======           =======           =======           =======            =======
Total Return (excludes
 sales charges).........        19.87%            11.32%            (2.15)%            6.31%             13.28%(a)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........      $70,060           $65,139           $67,458           $21,110            $15,253
 Ratio of expenses to
  average net assets....         1.00%             1.14%             1.12%             2.04%              2.62%(b)
 Ratio of net investment
  income to average net
  assets................         1.83%             0.81%             0.35%            (0.10)%            (0.34)%(b)
 Ratio of expenses to
  average net assets*...         1.47%             1.61%             1.91%             2.89%              3.12%(b)
 Portfolio turnover
  rate***...............        22.60%           163.90%           112.54%            77.91%             90.31%(a)

--------
* During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Based on average shares outstanding.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.
(d) Effective July 1, 1999, the Fund redesignated the Service Class Shares to Class A.

                                       Class A (d)
------------------------------------------------------------------------------------------
     For the            For the           For the           For the           For the
   Year ended         Year ended        Year ended        Year ended        Year ended
December 31, 1999  December 31, 1998 December 31, 1997 December 31, 1996 December 31, 1995
-----------------  ----------------- ----------------- ----------------- -----------------
     $11.38             $ 10.35           $10.60            $ 9.97            $ 9.55
     ------             -------           ------            ------            ------
       0.22                0.08             0.06**           (0.02)            (0.07)
       2.01                1.09            (0.28)             0.65              0.49
     ------             -------           ------            ------            ------
       2.23                1.17            (0.22)             0.63              0.42
     ------             -------           ------            ------            ------
      (0.20)              (0.10)           (0.03)               --                --
      (0.06)                 --               --                --                --
      (0.79)              (0.04)              --                --                --
     ------             -------           ------            ------            ------
      (1.05)              (0.14)           (0.03)               --                --
     ------             -------           ------            ------            ------
     $12.56             $ 11.38           $10.35            $10.60            $ 9.97
     ======             =======           ======            ======            ======
      19.87%              11.32%           (2.06)%            6.32%             4.40%
     $  249             $   259           $  309            $  409            $  658
       1.01%               1.12%            1.17%             2.10%             1.98%
       1.84%               0.81%            0.54%            (0.19)%           (1.01)%
       1.63%               1.94%            2.19%             2.94%             3.66%
      22.60%             163.90%          112.54%            77.91%            90.31%

Report of Independent Auditors

The Board of Trustees and Shareholders
HSBC Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of portfolio investments, of the International Equity Fund (one of the portfolios comprising HSBC Mutual Funds Trust) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                         /s/ Ernst & Young LLP

New York, New York
February 23, 2000

                                            HSBC Mutual Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC. APPEARS HERE]
--------------------------------------------------------------------------------

                                            International Equity Fund

HSBC (SM) Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Fund are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.
                                                                            2/00
Annual Report
December 31, 1999

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services